LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(the “Funds”)

Supplement dated December 10, 2008 to the Loomis Sayles Institutional Funds Prospectus and Loomis

Sayles Investment Grade Bond Fund Class J Shares Prospectus, each dated February 1, 2008, each as may be revised and supplemented from time to time.

Effective immediately, Steven Kaseta no longer serves as co-portfolio manager of the Funds. All references to Mr. Kaseta are removed.

Daniel Fuss continues to serve as portfolio manager of the Funds and Matthew Eagan, Kathleen Gaffney and Elaine Stokes continue to serve as associate portfolio managers of the Funds.